UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 25, 2005

PRIDE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13289 (Commission File Number)	76-0069030 (I.R.S. Employer Identification No.)

5847 San Felipe, Suite 3300 Houston, Texas (Address of principal executive offices)	77057 (Zip Code)

Registrant’s telephone number, including area code: (713) 789-1400

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

     ☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
Index to Exhibits

Item 2.04 Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

     On March 25, 2005, Pride International, Inc. called for redemption all of its outstanding 2 1/2% Convertible Senior Notes Due 2007 on April 25, 2005. The notes were issued and the redemption will be effected pursuant to the provisions of the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, as amended and supplemented by the Fourth Supplemental Indenture thereto dated as of September 10, 2001 and the Fifth Supplemental Indenture thereto dated as of March 4, 2002. The notes will be redeemed at a redemption price of 101% of the principal amount thereof, plus accrued and unpaid interest to the redemption date. As of March 25, 2005, there was approximately $298.6 million in aggregate principal amount of the notes outstanding.

     On the redemption date, the redemption price will become due and payable upon each note to be redeemed. Unless Pride defaults in the payment of the redemption price and accrued and unpaid interest in accordance with the indenture, interest on the notes will cease to accrue on and after the redemption date and the only remaining right of the holders of the notes will be to receive payment of the redemption price, including accrued and unpaid interest to the redemption date, upon surrender to the trustee of the notes.

     The notes called for redemption may be converted at any time before the close of business on the business day prior to the redemption date. Notes are convertible into common stock, par value $.01 per share, of Pride at a rate of 60.5694 shares of common stock per $1,000 principal amount of notes.

     The description of the notes and the indenture is set forth under the caption “Description of Notes” in Pride’s prospectus dated August 29, 2002 and filed with the SEC under Rule 424 of the Securities Act of 1933 on August 30, 2002, which description is incorporated herein by reference. The indenture, the applicable supplements thereto and the form of note are filed as exhibits to this current report and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

99.1	Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q filed on May 15, 1997, File No. 0-16963).

99.2	Fourth Supplemental Indenture to the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, dated September 10, 2001 (incorporated by reference to Exhibit 4.4 to Pride’s Current Report on Form 8-K filed on September 28, 2001, File No. 1-13289).

99.3	Fifth Supplemental Indenture to the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, dated March 4, 2002 with respect to $300,000,000 principal amount of 2 1/2% Convertible Senior Notes Due 2007 (including the form of Note) (incorporated by reference to Exhibit 4.3 to Pride’s Registration Statement on Form S-3 filed on May 31, 2002, File No. 333-89604).

2

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIDE INTERNATIONAL, INC.
By:	/s/ W. Gregory Looser
W. Gregory Looser
Senior Vice President, General Counsel and Secretary

Date: March 31, 2005

3

Index to Exhibits

99.1	Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to Pride’s Quarterly Report on Form 10-Q filed on May 15, 1997, File No. 0-16963).

99.2	Fourth Supplemental Indenture to the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, dated September 10, 2001 (incorporated by reference to Exhibit 4.4 to Pride’s Current Report on Form 8-K filed on September 28, 2001, File No. 1-13289).

99.3	Fifth Supplemental Indenture to the Indenture dated as of May 1, 1997 between Pride and JPMorgan Chase Bank, N.A., as trustee, dated March 4, 2002 with respect to $300,000,000 principal amount of 2 1/2% Convertible Senior Notes Due 2007 (including the form of Note) (incorporated by reference to Exhibit 4.3 to Pride’s Registration Statement on Form S-3 filed on May 31, 2002, File No. 333-89604).

4